UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

HYPERION DEFI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3090 Nowitzki Way

Suite 300

Dallas, TX 75219

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	HYPD	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion DeFi, Inc. (“Hyperion DeFi” or the “Company”) was held in a virtual format on June 30, 2026 starting at 12:00 PM EDT. Of Hyperion DeFi’s 12,219,295 shares of common stock issued and eligible to vote as of the record date of May 4, 2026, a quorum of 5,891,614 shares, or approximately 48.22% of the eligible shares, was present virtually or represented by proxy at the Annual Meeting. The results of the proposals at the Annual Meeting are set forth below. Each of the matters set forth below is described in detail in Hyperion DeFi’s definitive proxy statement on Schedule 14A related to the Annual Meeting, filed on May 5, 2026 (the “Proxy Statement”).

1. Election of the following directors of Hyperion DeFi, to serve one-year terms expiring in 2027 or until their successors have been elected and qualified.

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Votes
Michael Geltzeiler	1,633,075	24,595	4,233,944
Rachel Jacobson	1,563,411	94,259	4,233,944
Hyunsu Jung	1,635,240	22,430	4,233,944
Happy Walters	1,621,862	35,808	4,233,944
Ellen Strahlman, M.D.	1,563,720	93,950	4,233,944

2. Ratification of the appointment of CBIZ CPAs P.C. as Hyperion DeFi’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
5,818,205	48,639	24,770	0

3. Approval, on an advisory basis, of the compensation of Hyperion DeFi’s named executive officers, as disclosed in the Proxy Statement.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
1,466,211	164,535	26,923	4,233,945

4. Approval of the Company’s Fourth Amended and Restated Certificate of Incorporation to enable stockholders of the Company to act by written consent in lieu of a meeting. This matter did not receive the necessary votes to pass and will not be implemented.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
1,620,007	25,194	12,469	4,233,944

5. Approval of one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal No. 4 at the time of the Annual Meeting or if there is not a quorum.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
2,492,978	85,103	16,841	3,296,692

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION DEFI, INC.

Date: July 1, 2026	/s/ Hyunsu Jung
Hyunsu Jung
Chief Executive Officer